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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                        DATE OF REPORT:  APRIL 10, 1995
                       (Date of earliest event reported)




                         ALC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




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
DELAWARE                         COMMISSION FILE NO. 1-10831                       38-2643582
(State of incorporation)                                              (IRS Employer I.D. No.)
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                        30300 TELEGRAPH ROAD, SUITE 350
                            BINGHAM FARMS, MI 48025
                    (Address of principal executive offices)



                                 (810) 647-4060
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On April 10, 1995, ALC Communications Corporation (the "Company") and Frontier Corporation ("Frontier") announced that they have entered into an Agreement and Plan of Merger (the "Merger Agreement") providing, subject to the terms and conditions set forth therein, for the merger of a wholly-owned subsidiary of Frontier ("Sub") with and into the Company. Copies of the press release and the Merger Agreement are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits

                 (2) Agreement and Plan of Merger, dated as of April 9, 1995, by and among the Company, Frontier and Sub.

                 (99) Press release announcing the execution of the Merger Agreement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                   ALC COMMUNICATIONS CORPORATION


Dated:  April 13, 1995             By:      /s/ John M. Zrno
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                                                   John M. Zrno, President
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                                 EXHIBIT INDEX

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                                                                                      Sequentially
Exhibit No.                       Description                                        Numbered Page
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
         (2)              Agreement and Plan of Merger, dated as of
                          April 9, 1995, by and among the Company,
                          Frontier and Sub.

         (99) Press release announcing the execution of the Merger Agreement.
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